UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2025

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1500

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (512) 721-2900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.

On May 6, 2025, AB Private Credit Investors Corporation (the “Fund”) entered into an amendment (the “Amendment”) to the credit agreement establishing its revolving credit facility (the “Credit Facility”) with HSBC Bank USA, National Association, as the administrative agent and a lender, and each of the Banks a party thereto. The Amendment, among other changes, (i) increased the Credit Facility’s maximum commitment to $350,000,000, (ii) increased the Fund’s facility sublimit to $60,000,000 and (iii) extended the maturity date of the Credit Facility from June 6, 2025 to May 5, 2026.

The information set forth above with respect to the Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Sixteenth Amendment to Revolving Credit Agreement, dated as of May 6, 2025, by and among AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P., AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P., AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P., AB Private Credit Investors Middle Market Direct Lending Fund, L.P., the Fund, AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P., AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P., AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P. and AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P., as borrowers, AB-Abbott Private Equity Investors G.P. L.P., AB-Abbott Private Equity Investors 2020 G.P. L.P., AB-Abbott Private Equity Solutions 2021 G.P. L.P., AB Private Credit Investors Middle Market Direct Lending G.P. L.P., AB-Abbott Private Equity Solutions 2022 G.P. L.P., AB-Abbott Private Equity Solutions 2023 G.P. L.P., AB-Abbott Private Equity Solutions 2024 G.P. L.P. and AB-Abbott Private Equity Solutions 2025 G.P. L.P., as general partners, the banks and financial institutions from time to time party thereto as lenders and HSBC Bank USA, National Association as the administrative agent for the secured parties and a lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025	AB PRIVATE CREDIT INVESTORS CORPORATION

	By:	/s/ Leon Hirth
Leon Hirth
Secretary